                                                                EXHIBIT h(35)(d)


                                 AMENDMENT NO. 3
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation, American General Life Insurance Company, a Texas Life Insurance Company and American General Securities Incorporated, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   SCHEDULE A


                                                  SEPARATE ACCOUNTS
         FUNDS AVAILABLE UNDER                    UTILIZING SOME OR                        POLICIES/CONTRACTS FUNDED BY THE
             THE POLICIES                          ALL OF THE FUNDS                                SEPARATE ACCOUNTS
         ---------------------                    -----------------                        --------------------------------


AIM V.I. International Equity Fund            American General Life Insurance         o    Platinum Investor I Flexible Premium
AIM V.I. Value Fund                           Company Separate Account VL-R                Variable Life Insurance Policy
                                              Established: May 1, 1997                     -   Policy Form No. 97600

                                                                                      o    Platinum Investor II Flexible Premium
                                                                                           Variable Life Insurance Policy
                                                                                           -   Policy Form No. 97610

                                                                                      o    Corporate America - Variable Flexible
                                                                                           Premium Variable Life Insurance
                                                                                           -   Policy Form No. 99301

                                                                                      o    Platinum Investor Survivor Last
                                                                                           Survivor Flexible Premium Variable Life
                                                                                           Insurance Policy
                                                                                           -   Policy Form No. 99206


AIM V.I. Value Fund                                                                   o    Legacy Plus Flexible Premium Variable
                                                                                           Life Insurance Policy
                                                                                           -   Policy Form No. 98615


AIM V.I. Capital Appreciation Fund                                                    o    The One VUL Solution Flexible Premium
AIM V.I. Government Securities Fund                                                        Variable Life Insurance Policy
AIM V.I. High Yield Fund                                                                   -   Policy Form No. 99615
AIM V.I. International Equity Fund


AIM V.I. International Equity Fund                                                    o    Key Legacy Plus Flexible Premium
                                                                                           Variable Life Insurance Policy
                                                                                           -   Policy Form No. 99616



AIM V.I. International Equity Fund            American General Life Insurance         o    Platinum Investor Variable Annuity
AIM V.I. Value Fund                           Company Separate Account D                   -   Policy Form No. 98020
                                              Established: November 19, 1973




     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


                                     1 of 2

Effective Date:  February 1, 2000
                 ----------------


                                              AIM VARIABLE INSURANCE FUNDS, INC.



Attest:   /s/ NANCY L. MARTIN                 By:    /s/ ROBERT H. GRAHAM
          --------------------------                 --------------------------
Name:     Nancy L. Martin                     Name:  Robert H. Graham
Title:    Assistant Secretary                 Title: President


(SEAL)


                                              A I M DISTRIBUTORS, INC.


Attest:   /s/ NANCY L. MARTIN                 By:    /s/ MICHAEL J. CEMO
          --------------------------                 --------------------------
Name:     Nancy L. Martin                     Name:  Michael J. Cemo
Title:    Assistant Secretary                 Title: President


(SEAL)


                                              AMERICAN GENERAL LIFE INSURANCE
                                              COMPANY


Attest:   /s/ JULIE A. COTTEN                 By:    /s/ DON WARD
          --------------------------                 --------------------------
Name:     Julie A. Cotten                     Name:  Don Ward
          --------------------------                 --------------------------
Title:    Assistant Secretary                 Title: Senior Vice President
          --------------------------                 --------------------------


(SEAL)


                                              AMERICAN GENERAL SECURITIES
                                              INCORPORATED


Attest:   /s/ JULIE A. COTTEN                 By:    /s/ F. PAUL KOVACH
          --------------------------                 --------------------------
Name:     Julie A. Cotten                     Name:  F. Paul Kovach
          --------------------------                 --------------------------
Title:    Assistant Secretary                 Title: President & Ceo
          --------------------------                 --------------------------


(SEAL)


                                     2 of 2